MERCER FUNDS

SUPPLEMENT

TO

THE PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION,

EACH DATED JULY 31, 2024

Mercer Opportunistic Fixed Income Fund

(the “Fund”)

The date of this Supplement is August 26, 2024.

The following changes are made in the Prospectus (the “Prospectus”) and the Statement of Additional Information (the “SAI”) of Mercer Funds:

Effective as of August 21, 2024, S. Kenneth Leech, Chief Investment Officer of Western Asset Management Company, LLC (“Western”), no longer serves as a Co-Portfolio Manager of Western’s allocated portion of the Fund. All references to Mr. Leech in the Prospectus and in the SAI are deleted in their entirety.